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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 31, 1996


                             MEDAPHIS CORPORATION
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

                                  000-19480
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                           (Commission File Number)

                                  58-1651222
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                     (IRS Employer Identification Number)

2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                30339
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (770) 444-5300
                                                    --------------

                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

                        Exhibit Index Located on Page: 4
                         Total Number of Pages: 21


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Item 5.         Other Events

        Medaphis Corporation has entered into the attached written agreement executed by all of the financial institutions that are parties thereto on December 31, 1996, regarding amendments to certain terms and conditions of its existing revolving credit facilities.

Item 7.         Exhibits


Exhibit No.

10 7th Modification of Amended and Restated Credit Agreement among the Registrant and the Lenders names therein, dated December 31, 1996

99              Text of Press Release of Medaphis Corporation, dated
                January 3, 1997




















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                                  Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 3, 1997



                                MEDAPHIS CORPORATION




                                By: /s/ David E. McDowell
                                    ------------------------------------
                                    David E. McDowell
                                    Chairman and Chief Executive Officer











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                                    INDEX




10 7th Modification of Amended and Restated Credit Agreement among the Registrant and the Lenders names therein, dated December 31, 1996

99      Text of Press Release of Medaphis Corporation, dated January 3, 1997


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